UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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VISTEON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	WEDNESDAY, MAY 16, 2007
TIME:	11:00 AM EASTERN DAYLIGHT TIME
LOCATION:	HOTEL DU PONT
11th & MARKET STREETS
WILMINGTON, DELAWARE USA
To Visteon Stockholders,
     We invite you to attend our 2007 Annual Meeting of Stockholders at the Hotel du Pont. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:
1.	Elect three directors to the Board of Directors. The Board has nominated for re-election Patricia L. Higgins, Michael F. Johnston and Karl J. Krapek, all current Class I directors.

2.	Ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2007. PricewaterhouseCoopers LLP served in this same capacity in fiscal year 2006.

3.	Approve amendments to the company’s Amended and Restated Certificate of Incorporation to declassify our Board of Directors.
     You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to vote by proxy, so that your shares will be represented and voted at the meeting in accordance with your instructions. (See the attached proxy statement for details on voting by proxy.) Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only stockholders of record at the close of business on March 22, 2007, will be entitled to vote at the meeting or any adjournment thereof.

By order of the Board of Directors

Heidi A. Sepanik
Secretary
Van Buren Township, Michigan
April [9], 2007

CONTENTS

INTRODUCTION
VOTING
ITEM 1 — ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
STOCK OWNERSHIP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH RELATED PERSONS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT FEES
AUDIT COMMITTEE PRE-APPROVAL PROCESS AND POLICIES
ITEM 2 — APPROVAL OF INDEPENDENT AUDITORS
ITEM 3 — APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
OTHER MATTERS
2008 STOCKHOLDER PROPOSALS AND NOMINATIONS
MISCELLANEOUS
Appendix A — Director Independence Guidelines
Appendix B — Proposed Amendments to the Amended and Restated Certificate of Incorporation
Appendix C — Directions to Hotel du Pont

VISTEON CORPORATION
One Village Center Drive
Van Buren Township, Michigan 48111

PROXY STATEMENT

April [9], 2007
INTRODUCTION
     The Board of Directors of Visteon Corporation (“Visteon,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to encourage your participation in the voting at the Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy. As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Wednesday, May 16, 2007, at the Hotel du Pont in Wilmington, Delaware. Directions to the Hotel du Pont can be found in Appendix C.
     There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is a means by which you may authorize another person to vote your shares in accordance with your instructions. As described in “Voting” below, we have provided you additional methods for voting by proxy that do not require you to use the proxy card.
     This proxy statement and accompanying proxy are being distributed on or about April [9], 2007.
VOTING
How to Vote Your Shares
     You may vote your shares at the Annual Meeting of Stockholders in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which will be provided at the meeting. To vote by proxy, you must do one of the following:
•	Complete and mail the enclosed proxy card.

•	Call the toll-free telephone number listed on the enclosed proxy card and follow the instructions.

•	Visit the website listed on the enclosed proxy card and follow the instructions.
     By completing and submitting your proxy by any one of these means, you will direct the designated persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. The Board has appointed William G. Quigley III and Heidi A. Sepanik to serve as the proxies for the Annual Meeting.
     Your proxy will be valid only if it is received before the polls are closed at the Annual Meeting. If you do not provide voting instructions with your proxy, then the designated proxies will vote your shares for the election of the nominated directors, for the ratification of the Company’s independent auditors, and for the approval of the amendments to the Amended and Restated Certificate of Incorporation. If any nominee for election to the Board is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment.
How to Revoke Your Proxy
     Regardless of how you submit your proxy, you may revoke your proxy at any time before it is exercised by any of the following means:
•	Notifying the Company’s Secretary in writing.

•	Submitting a later dated proxy by mail, toll-free number or the Internet website.

•	Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy; you must also vote your shares.

Stockholders Entitled to Vote and Ownership
     You are entitled to one vote at the Annual Meeting for each share of the Company’s common stock that you owned of record at the close of business on March 22, 2007. As of March 5, 2007, the Company had issued and outstanding 129,112,157 shares of common stock. Information regarding the holdings of the Company’s stock by directors, executive officers and certain other beneficial owners can be found beginning on page      .
     A list of the stockholders of record entitled to vote at the Annual Meeting will be available for review by any stockholder, for any purpose related to the meeting, between 9:00 a.m. and 5:00 p.m. at the principal offices of the Company, located at One Village Center Drive, Van Buren Township, Michigan 48111, for ten days before the meeting.
Required Vote to Approve the Proposals
     The Company’s By-Laws require that a majority of the Company’s common stock be represented at the Annual Meeting, whether in person or by proxy, for a quorum which is needed to transact any business.
     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked to withhold authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.
     Certificate of Incorporation Amendments. The affirmative vote of the holders of a majority of the outstanding shares is required to amend the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).
     Other Proposals. For each proposal other than the election of directors and amending the Certificate of Incorporation, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     If you hold your shares in “street name” through a broker or other nominee and you do not give voting instructions at least ten days before the meeting to your broker or other nominee, then your broker or other nominee may exercise voting discretion only with respect to matters considered to be “routine” by the New York Stock Exchange, such as the election of directors and the ratification of the appointment of the independent auditors. On non-routine matters, such as amending the Certificate of Incorporation, the brokers or other nominees cannot vote your shares absent voting instructions from the beneficial holder, resulting in so-called “broker non-votes.” Broker non-votes are not deemed to be votes cast, and as a result have no effect on the outcome of any matters presented, but will be counted in determining whether there is a quorum.
Where to Find Voting Results
     The Company will publish the voting results in its quarterly report on Form 10-Q for the second quarter of 2007, which we plan to file with the Securities and Exchange Commission on or prior to August 9, 2007. You will also find the results in the investor information section of the Company’s website (www.visteon.com/investors).
Cost of Solicitation
     The Company will pay for soliciting these proxies. The Company’s directors, officers and employees may solicit proxies in person or by telephone, mail, e-mail, telecopy or letter. The Company has also retained Georgeson Inc. to assist it in distributing proxy solicitation materials and soliciting proxies at a cost of approximately $10,000, plus reasonable out-of-pocket expenses. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners.

ITEM 1. ELECTION OF DIRECTORS
     The first proposal on the agenda for the Annual Meeting will be electing three directors as Class I directors. If the amendments to the Certificate of Incorporation discussed in Item 3 below are approved by stockholders, these directors will be elected to hold office until the Annual Meeting of Stockholders to be held in 2008. If the amendments to the Certificate of Incorporation are not approved by stockholders, these directors will be elected to hold office until the Annual Meeting of Stockholders to be held in 2010. The remaining directors will continue to serve the terms for which they were elected. We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board. The nominees receiving the greatest number of votes cast will be elected.
     The Board of Directors Recommends that You Vote for the Election of Patricia L. Higgins, Michael F. Johnston and Karl J. Krapek as Class I Directors.
Nominees for Class I Directors
     Patricia L. Higgins is 57 years old, and she has been a director of the Company since September 2004. Ms. Higgins is the former President and CEO of Switch and Data, a leading neutral interconnection and collocation provider, a position she held from September 2000 to February 2004. Prior to that, she was Chairman and CEO of The Research Board, a business unit of the Gartner Group, for which she also served as an Executive Vice President since January 1999. Ms. Higgins also serves on the board of directors of Barnes and Noble, Inc., Delta Air Lines, Inc. and Internap Network Services Corporation.
     Michael F. Johnston is 59 years old, and he has been Chairman of the Board and Chief Executive Officer of Visteon since June 2005, and a member of the Board of Directors since May 2002. Prior to that, he was Chief Executive Officer and President since July 2004, and President and Chief Operating Officer since joining the Company in September 2000. Before joining Visteon, Mr. Johnston served as President, e-business for Johnson Controls, Inc., and previously as President-North America and Asia of Johnson Control’s Automotive Systems Group, and as President of its automotive interior systems and battery operations. Mr. Johnston is also a director of Flowserve Corporation and Whirlpool Corporation.
     Karl J. Krapek is 58 years old, and he has been a director of the Company since February 2003. Mr. Krapek is the former President and Chief Operating Officer of United Technologies Corporation, a global supplier of aerospace and building systems products, a position he held from April 1999 to January 2002. Prior to that he served as President of United Technologies’ Pratt and Whitney division since 1992. Mr. Krapek also serves as a director of Alcatel-Lucent, Delta Air Lines, Inc., Prudential Financial, Inc. and The Connecticut Bank and Trust Company.
Continuing Class II Directors Whose Terms Expire in 2008
     William H. Gray, III is 65 years old, and he has been a director of the Company since June 2000. Mr. Gray has been Chairman of the Amani Group, a consulting and advisory firm, since August 2004. Prior to that he was President and Chief Executive Officer of the United Negro College Fund from September 1991 to March 2004. Mr. Gray served as a Congressman from the Second District of Pennsylvania from 1979 to 1991, and at various times during his tenure, served as Budget Committee Chair and House Majority Whip. He also serves as a director of Dell Inc., J.P. Morgan Chase & Co., Pfizer, Inc., and Prudential Financial, Inc.
     James D. Thornton is 58 years old, and he has been a director of the Company since September 2004. Mr. Thornton is the former Senior Executive Vice President and Director of Diversity, Recruitment and People Services for MBNA America Bank, N.A., a credit card lending company. Since joining MBNA in 1997, he has held various leadership positions including Director of Quality Assurance and Director of Sports Marketing, Regional Director – Mid-Atlantic Region. Mr. Thornton is also chairman of the board of trustees of Talladega College.
     Richard J. Taggart is 64 years old and he has been a director of the Company since December 2006. Mr. Taggart is currently the Executive Vice President and Chief Financial Officer of Weyerhaeuser Company (a forest products company), a position he has held since April 2003. Prior to that, Mr. Taggart served as Weyerhaeuser’s Vice President, Finance since October 2001.

Continuing Class III Directors Whose Terms Expire in 2009
     Charles L. Schaffer is 61 years old, and he has been a director of the Company since January 2001. Mr. Schaffer is the former Chief Operating Officer of United Parcel Service, Inc., a global provider of package delivery services.
     Donald J. Stebbins is 49 years old and has been Visteon’s President and Chief Operating Officer since joining the Company in May 2005, and a member of the Board of Directors since December 2006. Before joining Visteon, Mr. Stebbins served as President and Chief Operating Officer of operations in Europe, Asia and Africa for Lear Corporation since August 2004 and prior to that he was President and Chief Operating Officer of Lear’s operations in the Americas since September 2001.
     Kenneth B. Woodrow is 62 years old, and he has been a director of the Company since October 2004. Mr. Woodrow is the former Vice Chairman of Target Corporation, a retail sales company, a position he held from 1999 until his retirement in December 2000. Prior to that, he was the President of Target Stores since 1994. Mr. Woodrow is also a director of Delta Air Lines, Inc. and E-Z Gard Industries, Inc.
CORPORATE GOVERNANCE
Meetings
     During 2006, the Board of Directors held eighteen regularly scheduled and special meetings and took action by written consent three times in lieu of additional meetings. Under the Company’s Corporate Governance Guidelines, directors are expected to attend all scheduled Board and committee meetings as well as the Company’s Annual Meeting of Stockholders. No director attended less than 75% of the aggregate number of meetings of the Board and Board committees on which he or she served during 2006. All directors attended the 2006 Annual Meeting of Stockholders.
     Pursuant to the Corporate Governance Guidelines, the non-employee directors meet without management at the end of every regularly scheduled Board meeting, and the independent directors meet without management at least once per year. The presiding director at these meetings is the most tenured independent director in attendance.
Director Independence
     The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board, and each member of the Audit, Organization and Compensation, and Corporate Governance and Nominating committees, must meet the independence criteria of the listing standards of the New York Stock Exchange and other applicable law. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. To assist it in determining director independence, the Board of Directors has adopted the Visteon Director Independence Guidelines, which are set forth as Exhibit A to this proxy statement. The Visteon Director Independence Guidelines contain categorical standards of independence which conform to, or are more exacting than, the independence definitions in the New York Stock Exchange listing standards. In addition to applying its guidelines, the Board will consider all relevant facts and circumstances that it is aware of in making an independence determination.
     The Board undertook its annual review of director independence in March 2007, and, based on the listing standards of the New York Stock Exchange and the Visteon Director Independence Guidelines, the Board has affirmatively determined that all of the non-employee directors, namely Ms. Higgins and Messrs. Gray, Krapek, Schaffer, Taggart, Thornton and Woodrow, are independent. None of these non-employee directors had any relationship with the Company (other than as a director or stockholder). The other directors, Messrs. Johnston and Stebbins, are not independent due to their employment as senior executives of the Company. In addition, the Board determined that Ms. Gottschalk, who resigned as a director as of December 14, 2006, was independent during her service as a director during 2006.

Committees
     The Board has established five standing committees. The principal functions of each committee are briefly described on the following pages.
Audit Committee
     The Board has a standing Audit Committee, currently consisting of Charles L. Schaffer (Chair), Karl J. Krapek, Richard J. Taggart and Kenneth B. Woodrow, all of whom are considered independent under the New York Stock Exchange listing standards, the rules and regulations of the Securities and Exchange Commission and the Visteon Director Independence Guidelines. The Board has determined that each of the current members of the Audit Committee is qualified as an “audit committee financial expert” within the meaning of the rules and regulations of the Securities and Exchange Commission, and has “accounting and related financial management expertise” within the meaning of the listing standards of the New York Stock Exchange. During 2006, the Audit Committee held twelve regularly scheduled and special meetings. The duties of the Audit Committee are generally:
•	to appoint and evaluate the independent auditor;

•	to approve all audit and non-audit engagement fees and terms;

•	to review the activities and the reports of the Company’s independent auditors;

•	to review internal controls, accounting practices, financial structure and financial reporting, including the results of the annual audit and review of interim financial statements;

•	to review and monitor compliance procedures; and

•	to report the results of its review to the Board.
     The charter of the Audit Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors. The Audit Committee Report can be found beginning on page      .
Organization and Compensation Committee
     The Board also has a standing Organization and Compensation Committee, consisting of Karl J. Krapek (Chair), William H. Gray, III, Patricia L. Higgins, Charles L. Schaffer and James D. Thornton, all of whom are considered independent under the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. During 2006, the Organization and Compensation Committee held five regularly scheduled and special meetings.
     The Organization and Compensation Committee oversees the Company’s programs for compensating executive officers and other key management employees, including the administration of the Company’s equity-based compensation plans, and approves the salaries, bonuses and other awards to executive officers. Other duties of the Organization and Compensation Committee are generally:
•	to review and approve corporate goals and objectives relative to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance and set the Chief Executive Officer’s compensation level based on this evaluation;

•	to review and approve executive compensation and incentive plans;

•	to approve the payment of cash performance bonuses and the granting of stock based awards to the Company’s employees, including officers; and

•	to review and recommend management development and succession planning.
     The Chairman and Chief Executive Officer of the Company, with the consultation of the Senior Vice President, Human Resources, provides recommendations to the committee on the amount and forms of executive compensation, and assists in the preparation of committee meeting agendas. Pursuant to the 2004 Incentive Plan, the committee may delegate its power and duties under such plan to a committee consisting of two or more officers of the Company except in respect of individuals subject to the reporting or liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended. The committee has authorized the Senior Vice President, Human Resources, together with the Vice President and Treasurer, to approve awards of up to 50,000 stock options and/or stock appreciation rights (subject to an annual limit of 500,000 stock options and/or stock appreciation rights) and up to 25,000 shares of restricted stock and/or restricted stock units (subject to an annual limit of 250,000 shares of restricted stock and/or restricted stock units) to individuals the Company desires to hire or retain, except any individual who is or upon commencing employment will be subject to the liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended.
     Further, the committee has the authority to retain, approve the fees and other terms of, and terminate any compensation consultant, outside counsel or other advisors to assist the committee in fulfilling its duties. For additional information regarding the roles and processes involved in the consideration and determination of executive compensation, including the role of compensation consultants, see “Compensation, Discussion and Analysis.” The charter of the Organization and Compensation Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors. The Compensation Committee Report can be found beginning on page      .
      Corporate Governance and Nominating Committee
     The Board also has a standing Corporate Governance and Nominating Committee, consisting of William H. Gray, III (Chair), Karl J. Krapek and Kenneth B. Woodrow, all of whom are considered independent under the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. During 2006, the Corporate Governance and Nominating Committee held five regularly scheduled meetings. The duties of the Corporate Governance and Nominating Committee are generally:
•	to develop corporate governance principles and monitor compliance therewith;

•	to review the performance of the Board as a whole;

•	to review and recommend to the Board compensation for outside directors;

•	to develop criteria for Board membership; and

•	to identify, review and recommend director candidates (see “Director Nomination Process,” below).
     The charter of the Corporate Governance and Nominating Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.
      Corporate Responsibility Committee
     The Board has a standing Corporate Responsibility Committee, consisting of James D. Thornton (Chair) and Patricia L. Higgins. During 2006, the Corporate Responsibility Committee held four regularly scheduled meetings. The duties of the Corporate Responsibility Committee are generally:
•	to review and monitor the worldwide performance of the Company as it affects the environment, employees, communities and customers; and

•	to develop recommendations to management to assist it in formulating and adopting policies, programs, practices and strategies concerning corporate citizenship and public policy matters.
     The charter of the Corporate Responsibility Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

      Finance Committee
     The Board has a standing Finance Committee, consisting of Patricia L. Higgins (Chair), Richard J. Taggart, James D. Thornton and Kenneth B. Woodrow. During 2006, the Finance Committee held three regularly scheduled meetings. The duties of the Finance Committee generally are:
•	to review and make recommendations to the Board regarding the Company’s cash flow, capital expenditures and financing requirements;

•	to review the Company’s policies with respect to financial risk assessment and management including investment strategies and guidelines;

•	to review and make recommendations on mergers, acquisitions and other major financial transactions requiring Board approval; and

•	to consider and recommend to the Board stock sales, repurchases or splits, as appropriate, and any changes in dividend policy.
     The charter of the Finance Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.
Director Nomination Process
     The Corporate Governance and Nominating Committee assesses all director candidates, whether submitted by management or a stockholder, and recommends nominees for election to the Board. Recommendations for election are based upon the nominee’s intelligence, judgment, foresight, personal character, experience and achievements, and diversity of background and expertise, as compared to the present make-up of the Board. The Corporate Governance and Nominating Committee has the authority to retain independent consultants to assist with director recruitment. During 2006, the Corporate Governance and Nominating Committee retained, at the expense of the Company, a search firm to assist with identifying and assessing potential director candidates.
     Each year, the Corporate Governance and Nominating Committee reviews all eligible director candidates, including incumbents. The committee then decides, based upon the pool of eligible candidates and the number of vacancies to be filled, whom to recommend to the Board to be nominated for election that year. The full Board reviews the committee’s recommendations and approves the individuals to stand for election. This is the process that was used to identify and evaluate the current nominees standing for election that appear in this proxy statement.
     The Corporate Governance and Nominating Committee welcomes stockholder recommendations of director candidates. Stockholders may suggest candidates for the consideration of the committee by submitting their suggestions in writing to the Company’s Secretary, including the agreement of the nominee to serve as a director. In addition, the Company’s By-Laws contain a procedure for the direct nomination of director candidates by stockholders (see page     ), and any such nomination will also be automatically submitted to the Corporate Governance and Nominating Committee for consideration. The Company’s management has had, and may in the future have, discussions regarding the possibility of an individual suggested by Pardus Capital Management L.P., a beneficial stockholder of the Company, joining the Board of Directors. No individuals were proposed as director candidates for this Annual Meeting by any stockholder.
Communications with the Board of Directors
     Stockholders and other persons interested in communicating directly with a committee chairperson or with the non-management directors as a group may do so as described on the Company’s website (www.visteon.com/investors), or by writing to the chairperson or non-management directors c/o of the Company Secretary, One Village Center Drive, Van Buren Township, Michigan 48111.

STOCK OWNERSHIP
     The following contains information regarding the stock ownership of the nominees for election as directors, the directors continuing in office, the Company’s executive officers and beneficial owners of more than five percent of the Company’s voting securities.
     Ownership of the Company’s common stock is shown in terms of “beneficial ownership.” A person generally “beneficially owns” shares if he or she has either the right to vote those shares or dispose of them, and more than one person may be considered to beneficially own the same shares.
     In this proxy statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him or her. The percentages shown in this proxy statement compare the person’s beneficially owned shares with the total number of shares of the Company’s common stock outstanding on March 5, 2007 (129,112,157 shares).
Nominees, Continuing Directors and Executive Officers
     The following table contains stockholding information for the nominees for election as directors, the directors continuing in office and the Company’s executive officers, as well as stock units credited to their accounts under various compensation and benefit plans as of March 5, 2007. No shares have been pledged as collateral for loans or other obligations by any director or executive officer listed below.

	Common Stock
	Beneficially Owned
		Percent of	Stock
Name	Number(1)	Outstanding	Units(2)(3)
William H. Gray, III	3,259	*	28,662
Patricia L. Higgins	0	*	18,003
Michael F. Johnston	1,415,704	1.1	1,052,210
Karl J. Krapek	0	*	66,079
Charles L. Schaffer	0	*	86,713
Donald J. Stebbins	161,019	*	370,937
Richard J. Taggart	0	*	0
James D. Thornton	1,000	*	18,003
Kenneth B. Woodrow	15,000	*	43,613
James F. Palmer	379,163	*	310,826
John Donofrio	45,088	*	182,553
Robert H. Marcin	214,840	*	0
Dr. Heinz Pfannschmidt	251,098	*	0
All Directors and Executive Officers as a Group (21 Persons)	3,195,406	2.5	2,921,001

*	Less than 1%.

(1)	Includes shares of common stock which the following executive officers had a right to acquire ownership of pursuant to options granted by the Company exercisable on or within 60 days after March 5, 2007: Mr. Johnston (1,183,132 shares); Mr. Palmer (279,163 shares);Mr. Stebbins (161,019 shares); Mr. Donofrio (45,088 shares); Mr. Marcin (214,700 shares); and Dr. Pfannschmidt (251,098 shares).

(2)	For non-employee directors, the amounts shown include stock units credited under the Deferred Compensation Plan for Non-Employee Directors and the Non-Employee Director Stock Unit Plan, and are payable following termination of Board service.

(3)	For executive officers the amounts shown include Visteon stock units credited under the Visteon Deferred Compensation Plan, which are payable following termination of employment, and restricted stock units awarded under the Visteon Corporation 2004 Incentive Plan, which vest after one to three years from award and will be settled in cash.

Other Beneficial Owners
     The Company believes that the following table is an accurate representation of beneficial owners of more than 5% of any class of the Company’s voting securities as of March 5, 2007. The table is based upon reports on Schedules 13G and 13D and Forms 4 filed with the Securities and Exchange Commission or other information believed to be reliable.

	Name and Address	Amount and Nature	Percent of
Title of Class	of Beneficial Owner(1)	of Ownership	Class
Common Stock	Pardus Capital Management L.P.	22,500,000 shares	17.4%
	1001 Avenue of Americas, Suite 1100	held with sole
	New York, NY 10018	voting power and
22,500,000 shares
held with sole
dispositive power
Common Stock	Brandes Investment Partners, L.P.	7,655,928 shares	8.1%
	Brandes Investment Partners, Inc.	held with shared
	Brandes Worldwide Holdings, L.P.	voting power and
	Charles H. Brandes	10,420,559 shares
	Glenn R. Carlson	held with shared
	Jeffrey A. Busby	dispositive power
11988 El Camino Real, Suite 500
San Diego, CA 92130
Common Stock	Donald Smith & Co., Inc.	11,617,400 shares	9.94%
	152 West 57th Street	held with sole voting
	New York, NY 10019	power and 12,793,200
with sole dispositive
power
Common Stock	FMR Corp.	117 shares	5.473%
	82 Devonshire Street	held with sole
	Boston, MA 02109	voting power and
7,041,517 held with
sole dispositive
power
Common Stock	Schneider Capital Management Corporation	4,796,925 shares held	5.53%
	460 E. Swedesford Rd., Suite 2000	with sole voting
	Wayne, PA 19087	power and 7,109,500
with sole dispositive
power

(1)	On October 1, 2005, Ford Motor Company (“Ford”) received warrants to acquire 25 million shares of common stock which are exercisable on or after October 1, 2006. Ford has disclaimed beneficial ownership of the underlying common stock based on the terms of the warrants.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and greater than 10% stockholders to file certain reports (“Section 16 Reports”) with respect to their beneficial ownership of the Company’s equity securities. Based solely on a review of copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that during 2006 all Section 16 Reports that were required to be filed were filed on a timely basis.

TRANSACTIONS WITH RELATED PERSONS
     Our Ethics and Integrity Policy instructs all employees of Visteon, including the Named Executive Officers, to avoid conflicts between personal interests and the interests of Visteon, as well as any action that has the potential for impacting the Company adversely or interfering with the employee’s objectivity. The policy also requires any employee having a financial interest in, or a consulting, managerial or employment relationship with, a competitor, customer, supplier or other entity doing business with Visteon to disclose the situation to their manager or to the legal or human resources departments of the Company. The Company’s compliance group implements the Ethics and Integrity Policy and related policies and annually requires all management employees, including the Named Executive Officers, to complete a questionnaire disclosing potential conflicts of interest transactions. In addition, the Audit Committee is responsible for overseeing our ethics and compliance program, including compliance with the Ethics and Integrity Policy, and all members of the Board are responsible for complying with such policy. The Corporate Governance and Nominating Committee reviews the professional occupations and associations of board nominees, and annually reviews transactions between Visteon and other companies with which our Board members and executive officers are affiliated to the extent reported in response to our directors and officers questionnaire. Our Ethics and Integrity Policy is in writing. See page ___of this proxy statement under “Miscellaneous” for instructions on how to obtain a copy.
     In early 2005, purported class and stockholder derivative actions were filed in federal and state courts in Michigan against the Company, the non-employee directors and certain Named Executive Officers. These actions include: (i) a purported class action alleging that the Company, certain of its current and former officers and its independent registered public accounting firm violated federal securities laws by making materially misleading statements; (ii) purported stockholder derivative actions alleging that certain of the Company’s current and former officers and directors breached their fiduciary duties in connection with the matters alleged in the securities class action discussed immediately above; and (iii) purported class actions alleging that certain current and former employees, officers and directors breached their fiduciary duties under the Employee Retirement Income Security Act (“ERISA”) by, among other things, continuing to offer the Company’s stock as an investment alternative under the Visteon Investment Plan and the Visteon Savings Plan for Hourly Employees and/or failing to disclose complete and accurate information regarding the prudence of investing in the Company’s stock. The parties have reached a settlement of the ERISA matter that has been approved by an independent fiduciary and is awaiting final approval by the court. Pursuant to the indemnification provision contained in the Company’s Amended and Restated By-laws, the Company is paying the expenses (including attorneys’ fees) incurred by the defendants in defending these actions where not covered by insurance policies.
COMPENSATION COMMITTEE REPORT
     The Organization and Compensation Committee of the Board of Directors oversees the Company’s programs for compensating executive officers and other key management employees, including the administration of the Company’s equity-based compensation plans, and approves the salaries, bonuses and other awards to executive officers. The committee has reviewed and discussed the Compensation Discussion and Analysis below with management of the Company, and, based on such review and discussion, the committee has recommended to the Board of Directors that the Compensation Discussion and Analysis so stated be included in this proxy statement.

Organization and Compensation Committee

Karl J. Krapek (Chairman)
William H. Gray, III
Patricia L. Higgins
Charles L. Schaffer
James D. Thornton

EXECUTIVE COMPENSATION
[To be provided in the Definitive Proxy Statement.]
DIRECTOR COMPENSATION
[To be provided in the Definitive Proxy Statement.]

AUDIT COMMITTEE REPORT
     The Audit Committee operates under a written charter adopted by the Board of Directors. Visteon management has the primary responsibility for the Company’s internal controls and the financial reporting process. The Independent Public Registered Accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, and for auditing management’s assessment of Visteon’s internal control over financial reporting. The Independent Public Registered Accountants also express an opinion, based on an audit, on the effectiveness of Visteon’s internal control over financial reporting. The Audit Committee oversees and monitors these processes and reports to the Board of Directors on its findings. During 2006, the Audit Committee held twelve meetings.
Auditor Independence
     During the year, the Audit Committee met and held discussions with Visteon management and PricewaterhouseCoopers LLP. The Audit Committee reviewed and discussed with Visteon management and PricewaterhouseCoopers LLP the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as the Company’s internal control over financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed under the Statement on Auditing Standards No. 61 (Communications with Audit Committees).
     PricewaterhouseCoopers LLP submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with PricewaterhouseCoopers LLP the firm’s independence and considered whether the provision of non-audit services by PricewaterhouseCoopers LLP to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee concluded that the independence of PricewaterhouseCoopers LLP from Visteon and management is not compromised by the provision of such non-audit services.
     Based on these reviews and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and filed with the Securities and Exchange Commission.

Audit Committee
Charles L. Schaffer (Chairman)
Karl J. Krapek
Richard J. Taggart
Kenneth B. Woodrow
     The above Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Visteon filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Visteon specifically incorporates this Audit Committee Report by reference into any such filing.
AUDIT FEES
     The Audit Committee selects, subject to stockholder ratification, our Independent Public Registered Accountants for each fiscal year. During the year ended December 31, 2006, PricewaterhouseCoopers LLP was employed principally to perform the annual audit of the Company’s consolidated financial statements and internal control over financial reporting (including management’s assessment) and to provide other services. Fees paid to PricewaterhouseCoopers LLP for each of the past two years are listed in the following table:

	Audit	Audit		All Other
Year Ended December 31,	Services Fees	Related Fees	Tax fees	Fees
2006	$10,105,000	$307,000	$689,000	$—
2005	$10,970,000	$698,000	$1,851,000	$45,000
     Audit services fees include fees for services performed to comply with Sarbanes-Oxley Section 404 and Generally Accepted Auditing Standards as adopted by the Public Company Accounting Oversight Board and approved by the SEC, including the recurring audit of the Company’s consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to the audit of income tax provisions and related reserves, and consents, assistance, and review of documents filed with the Securities and Exchange Commission.

     Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, and audit services performed related to benefit/pension plans.
     Tax fees primarily include fees associated with tax compliance, as well as domestic and international tax planning.
     All other fees pertain to administrative services for international service employees.
AUDIT COMMITTEE PRE-APPROVAL PROCESS AND POLICIES
     The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the Independent Public Registered Accountants. These procedures include reviewing and approving a budget for audit and permitted non-audit services by category. The Audit Committee specifically approves, in advance, each audit service relating to Visteon’s consolidated financial statements and internal control over financial reporting. Audit Committee pre-approval is also required to engage the Independent Public Registered Accountants for any additional service that is not included in the approved budget. The Audit Committee considers whether such services are consistent with the rules and regulations of the Securities and Exchange Commission on auditor independence. The Audit Committee also considers whether the Independent Public Registered Accountants are best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. Lastly, the Audit Committee periodically monitors the services rendered and actual fees paid and commitments to be paid to the Independent Public Registered Accountants.
ITEM 2. APPROVAL OF INDEPENDENT AUDITORS
     The next proposal on the agenda for the Annual Meeting will be ratifying the appointment of PricewaterhouseCoopers LLP by the Audit Committee as the Company’s independent auditors for fiscal year 2007.
     PricewaterhouseCoopers LLP served in this capacity for fiscal year 2006, and has reported on the Company’s 2006 consolidated financial statements.
     Representatives of PricewaterhouseCoopers LLP, the Company’s independent auditors, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions. For information regarding fees paid to PricewaterhouseCoopers LLP, see “Audit Fees” on page       .
     The Board of Directors Recommends that You Vote for the Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for Fiscal Year 2007.
ITEM 3. APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
     The Board of Directors has unanimously approved and is recommending that stockholders approve amendments to the Certificate of Incorporation to provide for the phased elimination over three years of the classified board structure (“Declassification Amendment”). If the Declassification Amendment is approved, the Board’s Class I directors standing for election at this year’s Annual Meeting (Ms. Higgins, Messrs. Johnston and Krapek) will stand for election for a one-year term expiring at the 2008 annual meeting and for one-year terms thereafter. The Board’s Class II and Class III directors (who are not standing for election at this year’s Annual Meeting) will continue to hold office until the end of the terms for which they were elected and will stand for one-year terms thereafter. Accordingly, Class II directors will continue to serve for the term expiring at the Annual Meeting of Stockholders in 2008, and Class III directors will continue to serve for the term expiring at the Annual Meeting of Stockholders in 2009. Thus, if the Declassification Amendment is approved, all directors will be elected on an annual basis commencing in 2009. In all cases, each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal, and vacancies that occur during the year will be filled by the Board to serve until the next annual meeting.
     Over the past few years, stockholder proposals to declassify the Company’s board have received majority support. In response, the Board carefully considered stockholder views regarding this issue. This year, the Board once again evaluated the relative merits of a classified board and determined that providing for the annual election of directors in order to maintain and enhance the accountability of our Board to our stockholders outweighed the legitimate benefits of a classified board.
     If the Declassification Amendment is approved, the Company’s Certificate of Incorporation will be amended to eliminate the classification of the board described above including ancillary changes to the Certificate of Incorporation and By-laws to reflect the absence of a classified board, including but not limited to, directors being elected at this Annual Meeting and future annual meetings will be removable “with or without cause” upon the affirmative vote of the holders of a majority of the outstanding shares. Currently, the directors can only be removed “for cause” by the affirmative vote of the holders of a majority of the outstanding shares. The text of the proposed amendments to the Certificate of Incorporation is attached as Appendix B to this proxy statement. For the Declassification Amendment to become effective, this proposal must receive the affirmative vote of at least a majority of the outstanding shares entitled to vote at the meeting. The Board has already provisionally approved the amendments to the Company’s By-Laws discussed above, subject to stockholder approval of the Declassification Amendment.
     If the Declassification Amendment is not approved by the Company’s stockholders, the present classification of the Board of Directors will continue, and the Class I directors will be elected pursuant to Item 1 to a three year term expiring at the Annual Meeting of Stockholders in 2010.
For these Reasons, the Board of Directors Recommends that You Vote For Amendment of the Certificate of Incorporation.
OTHER MATTERS
     Neither the Company nor its directors intend to bring before the Annual Meeting any matters other than the election of the three directors, the ratification of the Company’s independent auditors and approval of amendments to the Certificate of Incorporation. Also, they have no present knowledge that any other matters will be presented by others for action at the meeting.
2008 STOCKHOLDER PROPOSALS AND NOMINATIONS
     Stockholder proposals that are intended to be included in the Company’s proxy materials for the 2008 Annual Meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by the Secretary of the Company no later than December   , 2007.
     A stockholder that intends to present business at the 2008 Annual Meeting other than pursuant to Rule 14a-8, which may not be included in the Company’s proxy materials, must comply with the requirements set forth in the Company’s by-laws. Among other things, a stockholder must give written notice of its intent to bring business before the 2008 Annual Meeting to the Company no later than December   , 2007. However, if the date for the 2008 Annual Meeting is more than 30 calendar days prior to, or after, May 16, 2008, then such written notice must be received no later than the tenth day following the day on which we announce the annual meeting date to the public. This written notice must contain specified information as set forth in the Company’s By-Laws.
     You may recommend any person to be a director by writing to the Secretary of the Company. The deadline for submitting written notice nominating a director is the same as that set forth above for other matters proposed to be presented at the 2008 Annual Meeting. This notice also must include, among other things, the name, age, address, occupations and stockholdings of the proposed nominee.
     To the extent permitted, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

MISCELLANEOUS
     The Company has adopted a code of business conduct and ethics entitled, “Ethics and Integrity Policy”, which is applicable to the directors and all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. A copy of the ethics policy, as well as the Corporate Governance Guidelines and charters of all standing Board committees, are available on our website at www.visteon.com, by contacting our Shareholder Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (877) 367-6092; or via email at vcstock@visteon.com.
     Visteon’s 2006 Annual Report, including its Annual Report on Form 10-K for the year ended December 31, 2006 (and consolidated financial statements), is being mailed to you with this proxy. Stockholders may obtain, at no charge, an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2006, including exhibits thereto, by contacting our Shareholder Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (877) 367-6092; or via email at vcstock@visteon.com. Our periodic and current reports, including our Annual Report on Form 10-K, and any amendments thereto, are also available through our internet website at www.visteon.com/investors.
     Securities and Exchange Commission rules allow us to send a single set of our annual report and proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. These rules benefit both you and Visteon. It reduces the volume of duplicate information received at your household and helps to reduce Visteon’s printing and mailing expenses. Each stockholder will continue to receive a separate proxy card or voting instruction card.
     If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, please contact our transfer agent, The Bank of New York, by calling their toll free number, (877) 881-5962.
     If you would like to receive your own set of Visteon’s annual disclosure documents in future years, follow the instructions described below. Similarly, if you share an address with another Visteon stockholder and together both of you would like to receive only a single set of Visteon’s annual disclosure documents, follow these instructions:
     If your Visteon shares are registered in your own name, please contact our transfer agent, The Bank of New York, and inform them of your request by calling them at (877) 881-5962, writing to them at Visteon Corporation Shareholder Services, c/o The Bank of New York, P.O. Box 11258, New York, NY 10286 or by email at vcshareholders@bankofny.com.
     If a broker or other nominee holds your Visteon shares, please contact ADP and inform them of your request by calling them at (888) 603-5847 or writing to them at Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Be sure to include your name, the name of your brokerage firm and your account number.

APPENDIX A
Visteon Director Independence Guidelines
     A director will be deemed “independent,” and to have no direct or indirect material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), if he/she meets all of the following criteria:
     1. Has not been an employee of Visteon or its subsidiaries within the last three years.
     2. Is not currently a partner or employee of Visteon’s internal or external auditor or a former partner or employee of Visteon’s internal or external auditor or was within the last three years (but is no longer) a partner or employee of Visteon’s internal or external auditor who personally worked on Visteon’s audit within that time.
     3. Has not been employed by a company in which, concurrently with such employment, an executive officer of Visteon served on the compensation committee of such company within the last three years.
     4. Has not received more than $100,000 per year in direct compensation from Visteon or its subsidiaries within the last three years, other than director or committee fees and pensions or other forms of deferred compensation for prior service (and not contingent on continued service).
     5. Is not currently an executive officer or employee of a company that, within the past three years, has made payments to, or received payments from, Visteon or its subsidiaries for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year.
     6. Has no immediate family member(1) who (i) has been employed by Visteon as an officer, (ii) is a current partner of Visteon’s internal or external auditor or a current employee of Visteon’s internal or external auditor who participates in the audit, assurance or tax compliance (but not tax planning) practice, (iii) is a former partner or employee of Visteon’s internal or external auditor who personally worked on Visteon’s audit within the last three years, (iv) has been employed as a an officer of another company where a Visteon executive officer served on the compensation committee of that company within the last three years, (v) received more than $100,000 per year in direct compensation from Visteon or its subsidiaries other than pensions or other forms of deferred compensation for prior service (and not contingent on continued service), or (vi) is currently an officer of a company that has made payments to, or received payments from, Visteon or its subsidiaries for property or services in an amount which, during any twelve month period, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year, in each case, within the last three years.
     7. Is not currently an executive officer of a tax-exempt organization that has received, within the preceding three years, contributions from Visteon or its subsidiaries in any single fiscal year in excess of the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues for such year.
     8. Does not have any other relationships with the Company or with members of senior management that the Board determines to be material.
March 9, 2005

(1)	A director’s immediate family shall include his or her spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law and anyone (other than domestic employees) who shares such director’s home.

APPENDIX B
PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF VISTEON CORPORATION
     1. Section (c) of Article FIFTH of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:
     (c) Commencing at the annual meeting of stockholders that is held in calendar year 2007 (the “2007 Annual Meeting”), directors shall be elected annually for terms of one year, except that any director in office at the 2007 Annual Meeting whose term expires at the annual meeting of stockholders held in calendar year 2008 or calendar year 2009 (a “Continuing Classified Director”) shall continue to hold office until the end of the term for which such director was elected and until such director’s successor shall have been elected and qualified. Accordingly, at the 2007 Annual Meeting, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the annual meeting of stockholders that is held in calendar year 2008 and until such directors’ successors shall have been elected and qualified. At the annual meeting of stockholders that is held in calendar year 2008, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the annual meeting of shareholders that is held in calendar year 2009 and until such directors’ successors shall have been elected and qualified. At each annual meeting of stockholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified. Except as otherwise required by law, until the term of a Continuing Classified Director expires as aforesaid (or the earlier resignation of such director), such Continuing Classified Director may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. In no case will a decrease in the number of directors shorten the term of any incumbent director.
     2. Section (e) of Article FIFTH of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:
     (e) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation (other than any Continuing Classified Director) may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Amended and Restated Certificate of Incorporation applicable thereto.

APPENDIX C
DIRECTIONS TO HOTEL DU PONT
From Philadelphia on I-95 South
     1. Take I-95 South through Chester to Wilmington.
     2. Follow I-95 South to Delaware Exit 7A marked “52 South Delaware Avenue”.
     3. Follow exit road (11th Street) to intersection with Delaware Avenue marked “52 South, Business District”.
     4. At the Delaware intersection, bear left, continuing on 11th Street.
     5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.
From Baltimore on I-95 North
     1. Follow I-95 North to Wilmington, take Exit 7 marked “Route 52, Delaware Ave.”
     2. From right lane, take Exit 7 onto Addams Street.
     3. At the third traffic light on Addams Street, turn right. Follow sign marked “52 South, Business District”.
     4. At the intersection of Delaware Avenue, bear left, continuing on 11th Street.
     5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used.

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE
24 HOURS A DAY, 7 DAYS A WEEK

	INTERNET			TELEPHONE			MAIL

https://www.proxypush.com/vc				1-xxx-xxx-xxxx

•	Go to the website address listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
•	Have your proxy card ready.	OR	•	Have your proxy card ready.	OR	•	Detach your proxy card.
•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.
You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to vote by proxy, so that your shares will be represented and voted at the meeting in accordance with your instructions. (See the attached proxy statement for details on voting by proxy.) Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only stockholders of record at the close of business on March 22, 2007, will be entitled to vote at the meeting or any adjournment thereof.

☐	▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.	☒
Votes must be indicated (x) in Black or Blue ink.
1.	Elect three directors to the Board of Directors. The Board has nominated for re-election: 01 - Patricia L. Higgins, 02 - Michael F. Johnston, 03 Karl J. Krapek

FOR ALL	☐	WITHHOLD FOR ALL	☐	EXCEPTIONS*	☐

*Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name on the following blank line.

Exceptions

		FOR	AGAINST	ABSTAIN

2.	Ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2007.	☐	☐	☐

3.	Approve amendments to the Amended and Restated Certificate of Incorporation.	☐	☐	☐

To change your address, please mark this box.	☐
To include any comments, please mark this box.	☐

SCAN LINE

Date	Share Owner sign here	Co-Owner sign here

ADMISSION TICKET
Annual Meeting of Stockholders
May 16, 2007, 11 a.m. E.D.T.
Hotel du Pont
Wilmington, Delaware 19801
DIRECTIONS:
1) FROM THE SOUTH: Take I-95 North to Wilmington Exit 7 marked “Route 52, Delaware Avenue”. From right lane take Exit 7 onto Adams Street. At the third traffic light on Adams Street, turn right onto 11th Street. At Delaware Avenue intersection stay left continuing on 11th Street. Follow 11th Street through four traffic lights. The Hotel du Pont is on the right at the Corner of 11th and Market St.
2) FROM THE NORTH: Follow I-95 South to exit 7A marked “Route 52, South Delaware Avenue” (11th Street). At Delaware Avenue intersection, stay left continuing on 11th Street. Follow 11th Street through four traffic lights. The Hotel du Pont is on the right at the Corner of 11th and Market St.

VISTEON CORPORATION

Proxy solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders
     The undersigned hereby appoints William G. Quigley III and Heidi A. Sepanik, or either of them, proxies with power of substitution, to vote all the shares of the Common Stock which the undersigned is entitled to vote on all matters, unless the contrary is indicated on the reverse side hereof, which may come before Visteon’s Annual Meeting of Stockholders to be held at the Hotel du Pont, 11th & Market Streets, Wilmington, DE, at 11:00 a.m., eastern daylight savings time, on May 16, 2007.
(Continued and to be signed on the reverse side)
To include any comments, please mark this box.        ☐

Comments or change of address
Visteon Corporation
P.O. Box 11494
New York, N.Y. 10203-0494